UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: February 15, 2024

(Date of earliest event reported)

SUN COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd. Suite 300, Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement

On February 15, 2024, Sun Communities, Inc. (the “Company”) entered into a cooperation agreement (the “Cooperation Agreement”) with Land & Buildings Investment Management LLC, a Sun Communities stockholder (“Land & Buildings”).

Pursuant to the Cooperation Agreement, the Company has appointed Messrs. Jerry Ehlinger and Craig A. Leupold to the Company’s Board of Directors (the “Board”), effective as of February 15, 2024, and established a Capital Allocation Committee of the Board. The Company also agreed to nominate Messrs. Jerry Ehlinger and Craig A. Leupold for re-election at the Company’s 2024 Annual Meeting of Stockholders.

The Company also agreed that one director, other than Messrs. Jerry Ehlinger and Craig A. Leupold, will not stand for re-election at the Company’s 2024 Annual Meeting of Stockholders, and another director, other than Messrs. Jerry Ehlinger and Craig A. Leupold, will resign or retire from the Board no later than December 31, 2024.

The Cooperation Agreement will remain effective until the earlier of (x) December 31, 2025, and (y) the date that is 10 business days prior to the first day of the Company’s stockholder director nomination period for the Company’s 2025 Annual Meeting of Stockholders.

Pursuant to the Cooperation Agreement, Land & Buildings has agreed to abide by certain voting commitments and standstill restrictions. The Cooperation Agreement also contains a customary mutual non-disparagement provision.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 15, 2024, the Board, increased the size of the Board from nine to eleven directors and effective immediately appointed Messrs. Jerry Ehlinger and Craig A. Leupold to serve as directors of the Company until the Company’s 2024 Annual Meeting of Stockholders.

Mr. Ehlinger brings over 25 years of industry experience to the Board. Most recently he served as Global Head and CIO of Public Securities at Heitman Real Estate Investment Management, responsible for all aspects of Heitman’s global public securities business and was a Member of Heitman’s Firmwide Global Management Committee. Prior to that, he was Head of U.S. Public Securities at Heitman, responsible for the operations of the U.S. REIT business. Previously, Mr. Ehlinger served as the Head of Real Estate Securities, Americas and US Portfolio Manager for RREEF, responsible for overseeing all areas of RREEF’s REIT investment management business in the U.S. Prior to his time at RREEF, he was a U.S. Portfolio Manager and Analyst in public real estate securities at Heitman and also served in various REIT research and investment management roles at Morgan Stanley Dean Witter.

He completed his undergraduate studies at University of Wisconsin – Whitewater and received a Master of Science in Finance, Investment, and Banking from the University of Wisconsin – Madison. Mr. Ehlinger is a Chartered Financial Analyst.

Mr. Leupold brings over 30 years of industry experience to the Board, and is currently the CEO of GSI Capital Advisors, an investment manager with expertise in publicly traded real estate securities, based in Newport Beach, CA. Prior to that, Mr. Leupold spent 27 years at Green Street Advisors, the last twelve of which as the firm’s CEO, guiding its strategic direction and overseeing its client relationships and interactions.

Mr. Leupold previously served on the Board of Directors of American Campus Communities Inc., the largest developer, owner and manager of student housing communities in the United States, until the sale of the company to Blackstone. He completed his undergraduate studies at the University of California – San Diego, and received his Masters of Business Administration in Finance and Real Estate at Columbia University.

Pursuant to the terms of the Cooperation Agreement, Mr. Leupold will serve on the Capital Allocation Committee of the Board for the duration of the term of the Cooperation Agreement.

Mr. Ehlinger and Mr. Leupold will participate in the Company’s standard non-employee director compensation and indemnification arrangements, under which each will receive annual compensation for serving on the Board and any applicable committees thereof pursuant to the Company’s non-employee director compensation policy, substantially as described in the Company’s filings with the Securities and Exchange Commission.

There are no arrangements or understandings between Mr. Ehlinger or Mr. Leupold and any other person pursuant to which they were selected as directors of the Company, and there are no related person transactions between Mr. Ehlinger or Mr. Leupold and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On February 16, 2024, the Company issued a press release announcing the appointments of Messrs. Jerry Ehlinger and Craig A. Leupold, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains various “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. Forward-looking statements can be identified by words such as “will,” “may,” “could,” “expect,” “anticipate,” “believes,” “intends,” “should,” “plans,” “estimates,” “approximate,” “guidance,” and similar expressions in this filing that predict or indicate future events and trends and that do not report historical matters.

These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties, and other factors, some of which are beyond the Company’s control. These risks, uncertainties, and other factors may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include risks related to natural disasters, such as hurricanes, earthquakes, floods, droughts and wildfires; existing or potential supply chain disruptions; outbreaks of disease and related restrictions on business operations; national, regional and local economic climates; wars and other international conflicts; difficulties in the Company’s ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully; the ability to maintain rental rates and occupancy levels; competitive market forces; the performance of recent acquisitions; changes in market rates of interest; changes in foreign currency exchange rates; the ability of purchasers of manufactured homes and boats to obtain financing; and the level of repossessions by manufactured home and boat lenders. Further details of potential risks that may affect the Company are described in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission, including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

The forward-looking statements contained in this filing speak only as of the date hereof and the Company expressly disclaims any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in the Company’s assumptions, expectations of future events, or trends.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Cooperation Agreement, dated February 15, 2024, by and between Sun Communities, Inc. and Land & Buildings Investment Management LLC.

99.1	Press Release issued by Sun Communities, Inc., dated February 16, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.

Dated: February 16, 2024	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Executive Vice President, Chief Financial Officer, Secretary and Treasurer